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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): JUNE 29, 2001


                             CSK AUTO CORPORATION
            (Exact Name of Registrant As Specified In Its Charter)


DELAWARE                          001-13927                     86-0765798
(State or Other            (Commission File Number)            (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


645 EAST MISSOURI AVENUE                             85012
PHOENIX, ARIZONA
(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code   (602) 265-9200
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ITEM 5.  OTHER EVENTS

On June 29, 2001, CSK Auto Inc., a wholly-owned subsidiary of CSK Auto Corporation, completed an amendment of its existing senior credit facility. The amendment provided for additional term loan borrowing of $27.0 million to be used for working capital and other general corporate purposes. The additional borrowing was effected on June 29, 2001, matures on October 31, 2002 and bears interest at varying rates, consistent with the December 2000 amendment and restatement of the senior credit facility.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CSK AUTO CORPORATION

                                       By: /s/  Don W. Watson
                                       ----------------------

Date: June 29, 2001                             Don W. Watson
                                                Senior Vice President,
                                                Chief Financial Officer
                                                and Treasurer